Exhibit 99.1

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

CONTENTS

Pages

Report of Independent Registered Public Accounting Firm	1

Balance Sheet as of December 31, 2009	2

Statement of Operations and Comprehensive Income for the period
from September 7, 2009 (inception) to December 31, 2009	3

Statement of Changes in Stockholders’ Equity for the period
from September 7, 2009 (inception) to December 31, 2009	4

Statement of Cash Flows for the period from September 7, 2009 (inception) to December 31, 2009	5

Notes to Financial Statements	6 - 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Guangdong Yi An Investment Consulting Company Limited

We have audited the accompanying balance sheet of Guangdong Yi An Investment Consulting Company Limited as of December 31, 2009 and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the period from September 7, 2009 (inception) to December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangdong Yi An Investment Consulting Company Limited as of December 31, 2009 and the results of its operations and comprehensive income and its cash flows for the period from September 7, 2009 (inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Hong Kong Limited
BAKER TILLY HONG KONG LIMITED
Certified Public Accountants

Hong Kong

Date: May 13, 2010

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

BALANCE SHEET
AS OF DECEMBER 31, 2009

ASSETS

CURRENT ASSETS	Note
Cash and cash equivalents		$173,162
Accounts receivable from a related company, net	2	443,725
Note receivable from a related company	3	7,927,222
Total Current Assets		8,544,109

OTHER ASSETS
Deposits paid for acquiring property and equipment		116,250
TOTAL ASSETS		$8,660,359

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Note payable	4	$731,294
Other payables and accrued liabilities	5	38,256
Income tax payable	6	143,410
Other tax payables		16,734
Total Current Liabilities		929,694

COMMITMENTS AND CONTINGENCIES		-

STOCKHOLDERS' EQUITY
Registered capital of $7,290,224 fully paid as of December 31, 2009	7	7,290,224
Retained earnings
Unappropriated		353,007
Appropriated		64,500
Accumulated other comprehensive income		22,934
Total Stockholders' Equity		7,730,665

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$8,660,359

The accompanying notes are an integral part of these financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

STATEMENT OF OPERATIONS AND
COMPREHENSIVE INCOME
FOR THE PERIOD FROM SEPTEMBER 7, 2009 (INCEPTION) TO DECEMBER 31, 2009

	Note
CONSULTANCY FEES EARNED, NET
From a related company		$647,772

OPERATING EXPENSES
Selling, general and administrative expenses		88,172

INCOME FROM OPERATIONS		559,600

OTHER INCOME (EXPENSES)
Interest income		1,397
Other expenses		(157)
Total Other Expenses, net		1,240

INCOME FROM OPERATIONS BEFORE TAXES		560,840

INCOME TAX EXPENSE	6	(143,333)

NET INCOME		417,507

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain		22,934

COMPREHENSIVE INCOME		$440,441

The accompanying notes are an integral part of these financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM SEPTEMBER 7, 2009 (INCEPTION) TO DECEMBER 31, 2009

		Unappropriated	Appropriated	Accumulated other
	Registered	retained	retained	comprehensive
	capital	earnings	earnings	income	Total

Capital contributions from stockholders	$7,290,224	$-	$-	$-	$7,290,224

Net income for the period	-	417,507	-	-	417,507

Foreign currency translation gain	-	-	-	22,934	22,934

Comprehensive income	-	-	-	-	440,441

Transfer to statutory surplus reserve	-	(64,500)	64,500	-	-
Balance at December 31, 2009	$7,290,224	$353,007	$64,500	$22,934	$7,730,665

The accompanying notes are an integral part of these financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM SEPTEMBER 7, 2009 (INCEPTION) TO DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$417,507
Changes in operating assets and liabilities
Increase in:
Accounts receivable	(443,486)
Increase in:
Other payables and accrued liabilities	38,235
Income tax payable	143,333
Other taxes payable	16,725
Net cash provided by operating activities	172,314

CASH FLOWS FROM INVESTING ACTIVITIES
Deposits paid for acquiring property and equipment	(116,187)
Increase in note receivable from a related company	(7,922,957)
Net cash used in investing activities	(8,039,144)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in note payable	730,900
Contribution of capital by stockholders	7,290,224
Net cash provided by financing activities	8,021,124

EFFECT OF EXCHANGE RATES ON CASH	18,868

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$173,162

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for income tax	$-

The accompanying notes are an integral part of these financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM SEPTEMBER 7, 2009 (INCEPTION) TO DECEMBER 31, 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Guangdong Yi An Investment Consulting Company Limited (the “Company”) was incorporated in the People’s Republic of China (“PRC”) on September 7, 2009 as a limited liability company.

The Company engaged in financial consulting, investment advisory, management consulting, and business information consulting in the PRC. In accordance with its business permit, the Company’s right of operation expires on September 7, 2059.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Concentrations and Risks

Substantially all of the Company's assets are located in the PRC and substantially all of the Company's revenues were derived from customers located in the PRC.  In addition, financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of accounts receivable.  The Company mitigates credit risk through procedures that include determination of credit limits, credit approvals, and related monitoring procedures to ensure delinquent receivables are collected.

(D)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(E)	Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.  An allowance for doubtful accounts is established and recorded based on managements’ assessment of customer credit history, overall trends in collections and write-offs, and expected exposures based on facts and prior experience.

(F)	Fair value of financial instruments

FASB ASC 825, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of other current assets and other payables and accrued liabilities approximate their fair values because of the short-term nature of these instruments. The management of the Company is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

(G)	Revenue recognition

The Company recognizes revenues from consultancy services when services are performed and collectability is reasonably assured.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(H)	Income taxes

The Company accounts for income taxes under the FASB ASC 740-10-25. Under FASB ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under FASB ASC 740-10-45-4, the effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period included the enactment date.

The Company adopted the provisions of FASB ASC 740-10-25, “Accounting for Uncertainty in Income Taxes”. FASB ASC 740-10-25 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of ASC 740-10-25 has not resulted in any material impact on the Company’s financial position or results.

(I)	Foreign currency transactions

The functional currency of the Company is Renminbi (“RMB”). Foreign currency transactions during the period are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

The financial statements are translated into United States Dollars (“US$”) using the closing rate method.  The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates.  The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the period.  All exchange differences are recorded within equity.

The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the financial statements were as follows:

December 31, 2009

Balance sheet items, except for share capital, additional paid-in capital and retained earnings as of period ended	US$1=RMB6.8372

Amounts included in the statements of operations and cash flows for the period	US$1=RMB6.84088

The translation gain recorded for the period ended December 31, 2009 was $22,934.

No presentation is made that RMB amounts have been, or would be, converted into US$ at the above rates. Although the Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into US$ at that rate or any other rate.

The value of RMB against US$ and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of US$ reporting.

(J)	Other comprehensive gain

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive income in the statements of operations and comprehensive income and stockholders’ equity. Other comprehensive gain for the period ended December 31, 2009 was $22,934.

(K)	Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(L)	Recent Accounting Pronouncements

In March 2010, FASB issued ASU 2010-11 Derivatives and Hedging (FASB ASC Topic 815) Scope Exception Related to Embedded Credit Derivatives (“ASU 2010-11”). ASU 2010-11 clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Only one form of embedded credit derivative qualifies for the exemption—one that is related only to the subordination of one financial instrument to another. As a result, entities that have contracts containing an embedded credit derivative feature in a form other than such subordination may need to separately account for the embedded credit derivative feature. The amendments in this Update are effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010. Early adoption is permitted at the beginning of each entity’s first fiscal quarter beginning after issuance of this Update. The Management is currently evaluating the potential impact of ASU 2010-11 on our financial statements.

In April 2010, FASB issued ASU 2010-13 Compensation-Stock Compensation (FASB ASC Topic 718) Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. ASU 2010-13 addresses the classification of a share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. Topic 718 is amended to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades shall not be considered to contain a market, performance, or service condition. Therefore, such an award is not to be classified as a liability if it otherwise qualifies as equity classification. The amendments in this Update should be effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The guidance should be applied by recording a cumulative-effect adjustment to the opening balance of retained earnings for all outstanding awards as of the beginning of the fiscal year in which the amendments are initially applied. Management is currently evaluating the potential impact of ASU 2010-13 on our financial statements.

In February 2010, FASB issued ASU 2010-9 Subsequent Events (FASB ASC Topic 855) Amendments to Certain Recognition and Disclosure Requirements ("ASU 2010-9"). ASU 2010-9 amends disclosure requirements within Subtopic 855-10. An entity that is an SEC filer is not required to disclose the date through which subsequent events have been evaluated. This change alleviates potential conflicts between Subtopic 855-10 and the SEC's requirements. ASU 2010-9 is effective for interim and annual periods ending after June 15, 2010. The Company does not expect the standard to have any impact on the Company’s financial position.

In January 2010, FASB issued ASU 2010-2 Accounting and Reporting for Decreases in Ownership of a Subsidiary- a Scope Clarification ("ASU 2010-2"). ASU 2010-2 addresses implementation issues related to the changes in ownership provisions in the Consolidation—Overall Subtopic (Subtopic 810-10) of the FASB Accounting Standards Codification , originally issued as FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Subtopic 810-10 establishes the accounting and reporting guidance for noncontrolling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction. The Company does not expect the standard to have any impact on the Company’s financial position.

In December 2009, FASB issued ASU 2009-17 Consolidations (FASB ASC Topic 810) Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("ASU 2009-17"). ASU 2009-17 amends the FASB ASC for the issuance of FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R) . The amendments in ASU 2009-17 replace the quantitative-based risks and rewards calculation for determining which enterprise, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. ASU 2009-17 also requires additional disclosures about an enterprise's involvement in variable interest entities. ASU 2009-17 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009. The Company does not expect the standard to have any impact on the Company’s financial position.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(L)	Recent Accounting Pronouncements (Continued)

In December 2009, FASB issued ASU 2009-16 Transfers and Servicing (FASB ASC Topic 860) Accounting for Transfers of Financial Assets ("ASU 2009-16"). ASU 2009-16 amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 . The amendments in ASU 2009-16 improve financial reporting by eliminating the exceptions for qualifying special-purpose entities from the consolidation guidance and the exception that permitted sale accounting for certain mortgage securitizations when a transferor has not surrendered control over the transferred financial assets. In addition, the amendments require enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. ASU 2009-16 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009.   The Company does not expect the standard to have any impact on the Company’s financial position.

In October, 2009, the FASB issued ASU 2009-15, “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing”, now codified under FASB ASC Topic 470 “Debt”, (“ASU 2009-15”), and provides guidance for accounting and reporting for own-share lending arrangements issued in contemplation of a convertible debt issuance.  At the date of issuance, a share-lending arrangement entered into on an entity’s own shares should be measured at fair value in accordance with FASB ASC Topic 820 and recognized as an issuance cost, with an offset to additional paid-in capital.  Loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs.  The amendments also require several disclosures including a description and the terms of the arrangement and the reason for entering into the arrangement.  The effective dates of the amendments are dependent upon the date the share-lending arrangement was entered into and include retrospective application for arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009.   The Company does not expect the standard to have any impact on the Company’s financial position.

In October 2009, the FASB issued ASU 2009-14, “Certain Arrangements That Include Software Elements, now codified under FASB ASC Topic 985, “Software”, (“ASU 2009-14”). ASU 2009-14 removes tangible products from the scope of software revenue guidance and provides guidance on determining whether software deliverables in an arrangement that includes a tangible product are covered by the scope of the software revenue guidance. ASU 2009-14 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The Company does not expect the standard to have any impact on the Company’s financial position.

In October 2009, the FASB issued ASU 2009-13, “Multiple-Deliverable Revenue Arrangements”, now codified under FASB ASC Topic 605, “Revenue Recognition”, (“ASU 2009-13”). ASU 2009-13 requires entities to allocate revenue in an arrangement using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The Company does not expect the standard to have any impact on the Company’s financial position.

2.	ACCOUNTS RECEIVABLE FROM A RELATED COMPANY

Accounts receivable from a related company at December 31, 2009 consisted of the following:

Accounts receivable from related company	$443,725
Less: allowance for doubful accounts	-
Accounts receivable from related company, net	$443,725

3.	NOTE RECEIVABLE FROM A RELATED COMPANY

The loan of $7,927,222 was made to Guangzhou China Royal Pawn Co. Ltd. which is controlled by third parties for the beneficial interest of the Company’s stockholders. Loan to a related party is unsecured, interest free and repayable on demand. A consultancy fee based on 2.5% p.m. of the outstanding loan amount is charged each month in place of an interest charge.

4.	NOTE PAYABLE

The cash advanced from a third party of $731,294 is unsecured, interest free and repayable on demand.

5.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2009 consisted of the following:

Other payables	$25,756
Accrued liabilities	12,500
$38,256

6.	INCOME TAX

The Company was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate is 25% in 2009.  The income tax expenses for the period ended December 31, 2009 are summarized as follows:

Current	$143,333

A reconciliation of the provision for income taxes compared with the amount at the PRC statutory income rate was as follows:

Tax at PRC statutory income tax rate	140,210
Other adjustments	3,123
Total income tax expenses	$143,333

7.	STOCKHOLDERS’ EQUITY

(a)                 Share capital

In accordance with the Articles of Association of the Company, the registered capital of the Company was $7,290,224 (RMB 50,000,000) which was fully paid on September 7, 2009 in cash by the stockholders.

(b)        Appropriated retained earnings

The Company is required to make appropriations to the statutory surplus reserve based on the after-tax net income determined in accordance with the laws and regulations of the PRC.  Prior to January 1, 2006 the appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the laws and regulations of the PRC until the reserve is equal to 50% of the entities’ registered capital.  Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined by the Board of Directors.  Effective January 1, 2006, the Company is only required to contribute to one statutory reserve fund at 10 percent of net income after tax per annum, such contributions not to exceed 50 percent of the respective company’s registered capital.

The statutory reserve funds cannot be used to set off against prior period losses, expansion of production and operation or for the increase in the registered capital of the Company. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation.

During the period ended December 31, 2009, the Company appropriated $64,500 to the reserves funds based on its net income in accordance with the laws and regulations of the PRC.

8.	RELATED PARTY TRANSACTIONS

During the period ended December 31, 2009, the Company received consultancy fees of $647,772 from a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders and $443,725 is recorded as accounts receivable, net as of December 31, 2009.

A loan of $7,927,222 was made to a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders.

9.	LEASE COMMITMENTS

The Company leased office space from a third party under an operating lease which expires on March 25, 2012 at a monthly rental rate of $1,932.

As at December 31, 2009, the Company had an outstanding commitment with respect to the above operating leases, which are due as follows:

2010	$23,188
2011	24,077
2012	5,694
Total	$52,959

10.	CONCENTRATIONS AND RISKS

During the period ended December 31, 2009, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues were derived from a customer located in the PRC.

11.	SUBSEQUENT EVENTS

On February 1, 2010, the Company established a 51% held subsidiary named Guangzhou HuaYing Venture Capital Co., Ltd., engaged in investment advisory services in the PRC, for a cash consideration of RMB 16,660,000 (approximately US$2,437,000).

On December 16, 2009, the stockholders of the Company entered into a share transfer agreement (the “Share Transfer Agreement”) with Apextalk Holdings, Inc. (“APXG”). Pursuant to the Share Transfer Agreement, stockholders of the Company will transfer 51% interest of the Company to APXG at an aggregate purchase price of $4,000,000. The closing of the transaction is subject to various contingencies, initially approved by the Chinese government. The Share Transfer Agreement was approved by the Chinese government on March 9, 2010. As of May13, 2010, the agreement has not closed.